FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Investor Presentation

July 24, 2020

HURRICANE GRILL & WINGS

FATBURGER

Buffalo's

ELEVATION BURGER

PONDEROSA STEAKHOUSE

BONANZA STEAKHOUSE

YALLA


ELEVATION

LEGAL DISCLAIMER

The information in this presentation is provided to you confidentially by FAT Brands Inc. (the "Company"). By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the initial recipient only and may not be disclosed, reproduced or distributed by the recipient to anyone else, (ii) no part of this presentation, or any other materials provided by the Company, may be copied, retained, taken away, reproduced or redistributed following this presentation, or used for any purpose other than your evaluation of a proposed offering of securities by the Company, and (iii) all participants must return all materials to the Company at the completion of the presentation. By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, our future financing, acquisition and strategic initiatives, and our development pipeline. Forward-looking statements reflect our current expectations concerning the future, but actual results may differ materially from those expressed or implied in the forward-looking statements as a result of various factors and assumptions, many of which are beyond the Company's control, including but not limited to the impact of the current novel coronavirus pandemic. We refer you to documents that we file from time to time with the Securities and Exchange Commission, including our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties. This presentation speaks only as of the date hereof, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this presentation.

CORPORATE OVERVIEW

FAT Brands Inc. (FAT Brands or the Company) is a leading multi-brand restaurant franchising company

- Develops, acquires and markets fast casual and casual dining restaurant concepts
- Strategic focus on generating revenue through franchise fees and royalty streams via an asset-light model
- TTM Q1 2020 Revenue and Adj. EBITDA of $22.1m and $6.4m, respectively
- FY 2019 Revenue and Adj. EBITDA of $22.5m and $7.7m, respectively

Global footprint of 8 distinct brands and 2 brand extensions

- 369 locations around the world as of Q1 2020
- FY 2019 System-Wide Sales of $395m
- Currently have over 200 new franchise development commitments

FATBURGER · Buffalo's WORLD FAMOUS WINGS · BONANZA STEAKHOUSE · PONDEROSA STEAKHOUSE · YALLA · HURRICANE GRILL & WINGS · ELEVATION BURGER

PLATFORM HIGHLIGHTS[1]

4 Continents	176 Franchisees
19 Countries	59 Multi-Unit Franchisees
28 U.S. States	369 Restaurants
200+ Unit Development Pipeline	

FAT BRANDS FRESH. AUTHENTIC. TASTY.



1. As of 03/29/2020.

RESTAURANT CONCEPTS WITH STRONG BRAND RECOGNITION

	Fatburger	Buffalo's	Ponderosa Steakhouse / Bonanza Steakhouse	Hurricane Grill & Wings	Yalla Mediterranean	Elevation Burger
Description	Founded in 1947 in Los Angeles, CA, has become a global leader in the fast casual, better burger category	Founded in 1985 in GA, a casual dining concept offering fresh-never-frozen wings and classic American platters	Founded in the 1960s, an American family steakhouse brand	Founded in 1995 in FL, a casual dining concept known for its chicken wings	A fast casual dining concept focused on healthy Meditteranean cuising	Founded in 2002, a fast casual better burger concept offering grass-fed and organic burgers
Q1 2020 Store Count	166 locations incl. 94 co-branded locations	18 locations	87 locations	49 locations	7 locations	42 locations

COVID-19 UPDATE

Took actions in order to strengthen the physical and financial health of franchisees, their employees and customers as we focus on off-premise, and prepare locations for re-opening

*Pivoted marketing and advertising to **focus on driving off-premise dining***

Procured PPE** for all franchisees and established safety and distancing measures implemented **at store level

*Negotiated **180-day terms with suppliers**, like Sysco and US Foods, **to improve cash flow***

*Provided guidance on **CARES Act PPP and SBA EIDL loans***

*Advised negotiation of **rent deferral***

*Prepared and executed advertising campaigns for **re-opening***

SUCCESSFUL INTEGRATIONS

Acquired Elevation Burger in 2019 and integrated into FAT Brands platform

- Increased FAT Brands store count by 42 locations
- Improved franchisee sentiment
- Re-introduced brand-level marketing and advertising fund
- Simplified menu and enhanced offerings
- Introduced plant-based-proteins

Since acquiring Hurricane in 2018, successfully reversed negative Same-Store Sales trend in 2019

- SSS growth of positive 6.4% in FY 2019 and positive 8.3% in Q4 2019
- Negative SSS trends of (4.7%) prior to our acquisition
- Optimized supply chain and integrated into the FAT Brands platform
- Scaled third party delivery across all locations
- Re-focused the brand marketing fund and restarted television advertising campaigns

COMPETITIVE MARKET POSITION

Worldwide Store Count


400
350
300
250
200
369
287
276
282
357
FAT BRANDS
SHAKE SHACK
1
the Habit BURGER GRILL
2
smashburger
3
IN-N-OUT BURGER
4

1. Source: Public filings as of Q1 2020
2. Source: Public filings as of 03/16/2020

3. Source: Company website as of 06/22/2020
4. Source: Company website as of 06/22/2020

SCALABLE PLATFORM BUILT FOR GROWTH

FAT Brands has developed a robust management and systems platform that supports the expansion of its existing brands while enabling the accretive acquisition and efficient integration of additional restaurant concepts

Public Relations	Staff Training	Site Selection	Digital & Media Strategy
Marketing & Advertising	Financial Planning	Supply Chain	Restaurant Design

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

Scalable platform affords FAT Brands the opportunity to synergistically incorporate new concepts ith minimal incremental corporate overhead costs

FY 2019 HIGHLIGHTS

Royalties



$15MM
$14MM
$13MM
$12MM
$11MM
$10MM
$12.1MM
$14.9MM
23.1% Increase
FY 2018
FY 2019

Total Revenue



$23MM
$21MM
$19MM
$17MM
$15MM
$17.8MM
$22.5MM
26.2% Increase
FY 2018
FY 2019

Adj. EBITDA[1]



$8MM
$7MM
$6MM
$5MM
$4MM
$5.0MM
$7.7MM
54.2% Increase
FY 2018
FY 2019

Adj. EBITDA Margin[2]



44%
42%
40%
38%
36%
34%
32%
30%
33.9%
41.7%
775bps Increase
FY 2018
FY 2019

1. EBITDA, a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
2. Adjusted EBITDA Margin represents adjusted EBITDA as a percentage of total revenue excluding advertising fees.

RECENT SAME STORE SALES IMPROVEMENTS

COVID-19 had a severe impact on our franchise partners as stay-at-home orders were issued and dining rooms closed across the country. As these mandates came into effect, we pivoted our marketing and advertising efforts to focus on promoting off-premise sales (third party delivery and takeout).

Weekly Same Store Sales[1]


39% Increase
$3.3MM
$3.6MM
$3.8MM
$3.9MM
$4.5MM
$5.0MM
$4.9MM
$4.6MM
$4.7MM
5/17/20
5/24/20
5/31/20
6/7/20
6/14/20
6/21/20
6/28/20
7/5/20
7/12/20
For The Week Ending

1. Same-store sales (SSS) reflects sales for the comparable store base, which we define as the number of stores open for at least one full fiscal year regardless of whether the brand during the prior measurement period was owned by FAT Brands or a predecessor. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Thus, we do not include stores in the comparable base until they have been open for at least one full fiscal year. Excludes Elevation Burger as we did not own the brand for the full fiscal year of 2019.

SCALABLE PLATFORM GROWTH

Continued to grow platform while maintaining cost controls and realizing synergies from acquisitions

Store Count



400
375
350
325
300
275
250
286
341
374
FY 2017
FY 2018
FY 2019

Total Costs & Expenses as % of Revenue[1]



100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
97.7%
70.6%
62.4%
FY 2017
FY 2018
FY 2019

1. Represents Total Revenue excluding Advertising Fees and Total Costs and Expenses excluding Advertising Expenses

FINANCING UPDATE

Successfully closed $40MM whole-business securitization in March 2020, with a blended average cash interest rate of 7.75% for the Series 2020-1 Fixed Rate Asset-Backed Notes

*Reduces total weighted-average cash cost of debt **to 8.49%*** ▼	*Net interest expense decreases by nearly **$2 million per year*** ▼	*Accordion feature to support **acquisition growth strategy*** ▲

KEY STRATEGIC INITIATIVES - 2020

Third Party Delivery, Virtual Kitchens and Ghost Kitchens

- Successfully implemented third-party delivery through enterprise partnerships with the big four (UberEATS™, GrubHub™, DoorDash™, Postmates™) third-party delivery providers across all brands
- As of 3/29/2019, there were 27 virtual kitchens in Fatburger locations
- Plans to open over 5 ghost kitchens in 2020
- Expanding native online ordering and white glove delivery across all FAT Brands


HURRICANE GRILL & WINGS
HURRICANE GRILL & WINGS
HURRICANE
2GO


FREE
Delivery
by POSTMATES


FATBURGER
FATBURGER



Cross-Selling and Co-Branding Program

- Plans to open first Elevation & Hurricane co-branded location in Q3 2020
- 7 new co-branded Fatburger & Buffalo's units YTD 2020


FATBURGER
Buffalo's
ELEVATION
HURRICANE
FATBURGER

KEY STRATEGIC INITIATIVES - 2020

CAPEX Remodel

- Franchisees taking advantage of COVID-19 related in-store traffic limitations to upgrade dining rooms ahead of re-opening
- Back of house CAPEX focused on virtual kitchens



TRIPLE KING (XXXL) CHALLENGE
Wall of Fame
FATBURGER
Buffalo's

Menu Innovation

- Continued focus on expanding plant-based proteins and vegan offerings (Impossible Burger™, Craig's Vegan™ Ice Cream, and Daiya™ vegan cheese) across FAT Brands restaurant concepts
- Leveraging the cross-utilization of existing ingredients and product offerings through the continued expansion of virtual restaurants across FAT Brands restaurant concepts
- Innovative adaptations to COVID 19 market-place conditions (e.g. selling alcohol via take-out and delivery in Casual Dining brands, etc.)



EAT, DRINK & BE HAPPY
FAMILY MEALS FOR 2
FAMILY MEALS FOR 4
CHOOSE ANY OF THE FAMILY MEAL OPTIONS TO SATISFY YOUR CREW
ASK YOUR LOCAL HURRICANE GRILL & WINGS ABOUT OUR FAMILY, ICED TEA & ALCOHOL TO-GO OPTIONS



TRY THE IMPOSSIBLE BURGER.
MEAT FROM PLANTS. WHOA.
$9.50



Sunday BRUNCH
10AM – 2PM



Craig's
VEGAN MILKSHAKES
Vanilla
Strawberry



elevationburger
IMPOSSIBLE

BONANZA STEAKHOUSE
PONDEROSA STEAKHOUSE

Key Brand Initiatives

- Now offering Family Pack for four to-go
- Rationalize menu to move proteins to à la carte
- Significantly increase marketing initiatives and campaigns


DEAL of the WEEK
20 SIGNATURE WINGS & STEAK FRIES
ENJOY OUR SIGNATURE BONE-IN WINGS COOKED TO ORDER AND SERVED WITH STEAK FRIES AND YOUR CHOICE OF RANCH OR BLEU CHEESE DRESSING
$18.99
Open for CURBSIDE PICKUP & DELIVERY
Let us do the cooking this
MOTHER'S DAY
BONANZA
ENTREES
STEAKS
RIBS
CHICKEN
SEAFOOD
PERFECT PAIRINGS
FAMILY PACK
-for-
4 TO-GO
Starting at $25
CALL TO ORDER
276-889-3621

Robust Development Pipeline

- Development pipeline of over 200 new unit commitments
- Pipeline includes strong international demand for ownership of US locations

Disciplined and Elective Approach to Evaluate Potential Acquisition Targets

- Established, widely-recognized brands
- Steady cash flows with a track record of long-term, sustainable and profitable operating performance
- Geographic diversification with significant growth and co-branding potential across the FAT Brands portfolio

SUMMARY OF INVESTMENT HIGHLIGHTS

- Asset light franchisor model provides the opportunity for strong profit margins and an attractive free cash flow profile while minimizing restaurant operating company risk
- Scalable management platform enables adding new stores and restaurants with minimal incremental corporate overhead cost and significant corporate overhead synergies
- Demonstrated growth capabilities, increasing store count from 286 at FYE 2017 to 374 at FYE 2019, while increasing Adj. EBITDA Margin from 34% in FY 2018 to 42% in FY 2019
- Plan to open ~30 new locations in FY 2020
- Successful brand integrations to date and ability to co-brand restaurants and cross-sell existing franchisees concepts from our portfolio
- Opportunistic acquisition strategy to add additional established, widely recognized brands
- Senior leadership team has more than 200 years of combined experience in the restaurant industry

APPENDIX


FATBURGER

EXPERIENCED MANAGEMENT TEAM

Management Team

Andrew Wiederhorn | President, CEO & Director
Fog Cutter Capital, Wilshire Financial Services Group

Rebecca Hershinger | Chief Financial Officer
CFO Genius Brands, JP Morgan

Jacob Berchtold | COO Fast Casual Division
15+ years w/ Fatburger

Gregg Nettleton | President & COO Casual Dining Division
GBS Enterprises, Black Angus Steakhouses, IHOP

Ron Roe | SVP Finance
Fog Cutter Capital, Piper Jaffray

Thayer Wiederhorn | Chief Marketing Officer
10+ years w/ Fog Cutter Capital and Fatburger

Taylor Wiederhorn | Chief Development Officer
10+ years w/ Fog Cutter Capital and Fatburger

Board of Directors

Edward Rensi | Chairman of the Board
Former President & CEO McDonald's USA, CEO Famous Dave's of America

James Neuhauser, CFA | Director
Stifel Nicolas & Co, Turtlerock Capital, Exec Committee FBR & Co, Trident Financial, Bank of New England

Squire Junger, CPA | Director
Co-Founder Insight Consulting, Former Partner Arthur Anderson

Andrew Wiederhorn | President, CEO & Director
Fog Cutter Capital, Wilshire Financial Services Group

EQUITY CAPITALIZATION[1]

Series A Preferred Stock[2]	80,000 (Face Value of $8,000,000)
Series B Preferred Stock	663,127 (Face Value of $16,578,186)
Common Stock	11,876,659
Options (WAEP: $8.48)	678,231
Warrants (WAEP: $5.92)	2,975,664

1. Includes $9MM gross proceeds from Series B Preferred Stock Offering as well as the conversion of Series A Preferred into Series B Preferred, the redemption of Series A Preferred and the conversion of Series A-1 Preferred into Series B Preferred and excluding underwriter warrants.
2. Concurrent with the closing of the Public Offering, the Company entered into a Stock Redemption Agreement with the holder of the 80,000 Series A Fixed Rate Cumulative Preferred Stock whereby we agreed to redeem and cancel the remaining 80,000 shares of Series A Preferred stock in tranches every six months through December 31, 2021.

DEFINITIONS

"EBITDA," a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP.

"Adjusted EBITDA," a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Same-store sales" or "SSS" a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open for at least one full fiscal year regardless of whether the brand during the prior measurement period was owned by FAT Brands or a predecessor. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Thus, we do not include stores in the comparable base until they have been open for at least one full fiscal year. Excludes Elevation Burger as we did not own the brand for the full fiscal year of 2019.

"System-wide sales," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

INCOME STATEMENT

FAT Brands Inc. Consolidated Statements of Operations

		13 weeks ended		
		March 29, 2020		March 31, 2019
(in thousands)				
Revenues				
Royalties	$	3,309	$	3,463
Franchise fees		175		313
Store opening fees		-		105
Advertising fees		931		976
Other income		8		16
Total revenues		4,423		4,873
Costs and expenses				
General and administrative expenses		3,531		2,714
Advertising expense		931		976
Refranchising loss		539		518
Total costs and expenses		5,001		4,208
(Loss) income from operations		(578)		665
Other expense				
Interest expense, net		(2,074)		(2,117)
Other (expense) income, net		(16)		24
Other expense		(2,090)		(2,093)
Loss before income tax expense (benefit)		(2,668)		(1,428)
Income tax expense (benefit)		(298)		(718)
Net loss	$	(2,370)	$	(710)
Basic and Diluted Loss per Share	$	(0.20)	$	(0.06)
Basic and Diluted Weighted Average Shares		11,868,842		11,636,433

The following table sets forth our cash and capitalization as of March 29, 2020:

- on an actual basis; and
- on a pro forma, as adjusted basis to give effect to the following:

(i) the offering and application of the net proceeds therefrom, but not the exercise of Warrants to be issued in the offering;
(ii) the exchange of 57,140 outstanding shares of Series B Cumulative Preferred Stock issued in October 2019, plus accrued dividends thereon, for shares of the new Series B Preferred Stock;
(iii) the exchange of 34,284 outstanding warrants issued in October 2019 for 285,700 warrants of the same class that will be issued in the offering, pursuant to Warrant Exchange Agreements executed with the holders of such warrants;
(iv) the use of $2,410,921 of net proceeds from offering for the payment of accrued dividends on 85,000 outstanding shares of Series A Fixed Rate Cumulative Preferred Stock (the "Series A Preferred Stock") and redemption of a portion of such 85,000 shares pursuant to Stock Redemption Agreements executed with the holders of such shares. One such agreement provides for redemption and cancellation of the remaining 80,000 shares of Series A Preferred stock in tranches every six months through December 31, 2021. In the event that the Company fails to deliver the consideration payable for any tranche of redeemed Shares of Series A Preferred Stock on or prior to the applicable closing date, default interest shall begin to accrue on such unpaid amount until it is fully paid at the rate of five percent (5.0%) per annum.;
(v) the exchange of the remaining 15,000 shares of Series A Preferred Stock, plus accrued dividends thereon, for shares of Series B Preferred Stock pursuant to a Share Exchange Agreement executed with the holder of such shares; and
(vi) the exchange of all outstanding shares of Series A-1 Fixed Rate Cumulative Preferred Stock and payment of accrued dividends thereon pursuant to a Settlement, Redemption and Release Agreement and Share Exchange Agreements executed with the holders of such shares.

You should read this table in conjunction with the information contained in "Use of Proceeds" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included Form 424(b)(1) filed on July 15, 2020, as well as our consolidated financial statements and the related notes incorporated by reference in this prospectus.

	As of March 29, 2020 (1)	
	Actual	Pro forma as adjusted for July Public Offering
	(unaudited, $ in thousands, except share data)	
Cash and restricted cash	$ 5,714	10,983
Liabilities		
Accrued interest payable	295	295
Dividend payable on preferred shares (includes amounts due to related parties of $186)	1,767	-
Current portion of long-term debt	659	863
Preferred shares, net	15,425	7,936
Deferred dividend payable on preferred shares (includes amounts due to related parties of $114 as of March 29, 2020)	728	-
Long-term debt, net of current portion	42,435	42,435
Stockholders' equity		
8.25% Series B Cumulative Preferred Stock	-	14,914
Common stock, $.0001 par value; 25,000,000 shares authorized; 11,876,659 issued and outstanding at March 29, 2020	11,414	11,635
Accumulated deficit	(8,406)	(8,492)
Total stockholders' equity	3,008	18,057
Total Capitalization	$ 64,317	69,586

(1) The table excludes shares of Common Stock issuable upon the exercise, conversion, or redemption of the following:

a) 1,021,250 shares of Common Stock available for issuance under our 2017 Omnibus Equity Incentive Plan, of which options to purchase 678,231 shares of Common Stock were outstanding as of March 29, 2020 with a weighted average exercise price of $8.48 per share, of which options to purchase 318,271 shares of Common Stock had vested as of March 29, 2020;

b) 924,248 shares of Common Stock issuable upon exercise of outstanding warrants, of which warrants to purchase 877,373 shares had vested as of March 29, 2020;

c) 399,416 shares of Common Stock issuable upon conversion of a convertible subordinated promissory note issued to the sellers of Elevation Burger, which conversion right is exercisable at $12.00 per share and is subject to certain adjustments and restrictions;

d) 1,800,000 shares of Common Stock issuable upon exercise of the warrants to be issued to the investors in this offering, exercisable at $5.00 per share; and

e) 3,600 shares of Series B Preferred Stock and 18,000 shares of Common Stock issuable upon exercise of the warrants to be issued to the Underwriters exercisable for 1% of the total number of securities sold in this offering. See "Underwriting" section of Form 424(b)(1) filed on July 15, 2020.

EBITDA & ADJUSTED EBITDA RECONCILIATION

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation

	13 weeks ended			
	March 29, 2020		March 31, 2019	
(in thousands)				
Net loss	$	(2,370)	$	(710)
Interest expense, net		2,074		2,117
Income tax expense (benefit)		(298)		(718)
Depreciation and amortization expense		232		131
EBITDA		(362)		820
Stock based compensation expenses		15		81
Non-cash lease expenses [(1)]		41		25
Acquisition costs		50		77
Refranchising loss		539		518
Adjusted EBITDA	$	283	$	1,521

(1) Includes non-cash lease expense costs related to new lease accounting standards

CONTACT

INVESTOR RELATIONS:

ICR
ASHLEY DESIMONE
IR-FATBRANDS@ICRINC.COM
646-677-1827

MEDIA RELATIONS:

JCONNELLY
GABRIELLA DAIDONE
GDAIDONE@JCONNELLY.COM
973-850-7343

FAT BRANDS